Defiance Daily Target 2X Long NVO ETF
Schedule of Investments
January 31, 2025 (Unaudited)

COMMON STOCKS - 4.5%	Shares	Value
Pharmaceuticals - 4.5%
Novo Nordisk AS - ADR	1,322	$111,643
TOTAL COMMON STOCKS (Cost $109,672)		111,643

SHORT-TERM INVESTMENTS - 14.1%
Money Market Funds - 14.1%
First American Government Obligations Fund - Class X, 4.32% (a)	348,459	348,459
TOTAL SHORT-TERM INVESTMENTS (Cost $348,459)		348,459

TOTAL INVESTMENTS - 18.6% (Cost $458,131)		460,102
Other Assets in Excess of Liabilities - 81.4%		2,007,359
TOTAL NET ASSETS - 100.0%		$2,467,461
two		–%
Percentages are stated as a percent of net assets.		–%

ADR - American Depositary Receipt

(a)	The rate shown represents the 7-day annualized effective yield as of January 31, 2025.

Defiance Daily Target 2X Long NVO ETF
Schedule of Total Return Swap Contracts
January 31, 2025 (Unaudited)

Reference Entity	Counterparty	Pay/ Receive Reference Entity	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Novo Nordisk AS	Marex Capital Markets, Inc.	Receive	OBFR + 3.00%	Monthly	01/05/2026	$2,736,096	$(14,845)
Novo Nordisk AS	Nomura Securities International, Inc.	Receive	OBFR + 4.00%	Termination	01/12/2026	2,163,309	(14,027)
Net Unrealized Appreciation (Depreciation)							$(28,872)

There are no upfront payments or receipts associated with total return swaps in the Fund as of January 31, 2025.

OBFR - Overnight Bank Funding Rate was 4.33% as of January 31, 2025.

Summary of Fair Value Disclosure as of January 31, 2025 (Unaudited)

Defiance Daily Target 2X Long NVO ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$111,643	$–	$–	$111,643
Money Market Funds	348,459	–	–	348,459
Total Investments	$460,102	$–	$–	$460,102

Liabilities:

Other Financial Instruments:
Total Return Swaps*	$(28,872)	$–	$–	$(28,872)
Total Other Financial Instruments	$(28,872)	$–	$–	$(28,872)

* The fair value of the Fund's investment represents the net unrealized appreciation (depreciation) as of January 31, 2025.

Refer to the Schedule of Investments for further disaggregation of investment categories.